UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2026

Date of Report (Date of earliest event reported)

Research Alliance Corporation III

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43302	98-1918931
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Fifth Avenue, 23rd Floor New York, NY 10020	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (617) 778 2500

N/A

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RACC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company. Yes ☒ No ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2026, the Registration Statement on Form S-1 (File No. 333-294549) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Research Alliance Corporation III (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, on May 19, 2026, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated May 19, 2026, between the Company and Leerink Partners LLC, as sole bookrunning manager of the offering, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

An Investment Management Trust Agreement, dated May 19, 2026, between the Company and Continental Stock Transfer & Trust Company, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

A Registration and Shareholder Rights Agreement, dated May 19, 2026, by and among the Company, Research Alliance Holdings III LLC (the “Sponsor”) and the other parties thereto, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for certain permitted transferees of the Sponsor;

•

Indemnity Agreements between the Company and each of the officers and directors of the Company, dated May 19, 2026, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company. A form of the Indemnity Agreement is exhibited to this Current Report on Form 8-K as Exhibit 10.4;

•

A Letter Agreement, dated May 19, 2026, by and among the Company, the Sponsor, and each of the officers and directors of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any ordinary shares held by him, her or it in favor of the Company’s initial business combination (subject to the limitations of applicable securities laws); to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the closing of the IPO; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•

A Private Placement Shares Purchase Agreement, dated May 19, 2026, between the Company and the Sponsor, pursuant to which the Sponsor agreed to purchase 275,000 Class A ordinary shares (the “Private Placement Shares”) in a private placement by the Company at a price of $10.00 per Private Placement Share; and

•

An Indemnification Agreement, dated May 19, 2026, between the Company and the Sponsor, pursuant to which the Company has agreed to indemnify the Sponsor and its affiliates, including RA Capital Management, L.P., from certain liabilities arising in connection with the Company’s affairs.

On May 21, 2026, the Company consummated the IPO of 7,500,000 Class A ordinary shares (the “Public Shares”). The Public Shares were sold at an offering price of $10.00 per Public Share, generating gross proceeds of $75,000,000 (before underwriting discounts and commission and offering expenses).

As of May 21, 2026, a total of $75,000,000 of the net proceeds from the IPO and the Private Placement (including the underwriter’s deferred commission of $2,250,000) were deposited in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of May 21, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of 275,000 Private Placement Shares with the Sponsor at a price of $10.00 per Private Placement Share, generating total proceeds of $2,750,000.

The Private Placement Shares are identical to the Public Shares, being Class A ordinary shares, sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Placement Shares have agreed to certain restrictions on the Private Placement Shares, as described in the Registration Statement. Such holders agreed not to transfer, assign or sell any of the Private Placement Shares (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Shares.

The Private Placement Shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2026, and in connection with the IPO, Michael F. MacLean and Timothy J. Miller were appointed to the board of directors of the Company (the “Board”). Effective May 19, 2026, (i) each of Mr. MacLean and Mr. Miller was appointed to the Board’s Audit Committee, with Mr. MacLean serving as its chair; (ii) each of Matthew Hammond, Mr. MacLean, and Mr. Miller was appointed to the Board’s Nominating Committee, with Mr. Miller serving as its chair; and (iii) each of Mr. MacLean and Mr. Miller was appointed to the Board’s Compensation Committee, with Mr. Miller serving as its chair.

In March 2026, the Sponsor transferred 30,000 Class B ordinary shares of the Company, par value $0.0001 per share (“Class B ordinary shares”), to each of Mr. MacLean and Mr. Miller as compensation for his service as a director of the Company. In May 2026, in connection with a share capitalization effected to maintain the initial shareholders’ ownership at 15% of the issued and outstanding ordinary shares (excluding the Private Placement Shares) upon consummation of the IPO, an additional 9,130 Class B ordinary shares were issued to each of Mr. MacLean and Mr. Miller, resulting in each of Mr. MacLean and Mr. Miller holding 39,130 Class B ordinary shares.

Other than the foregoing, none of the directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2026, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

On May 19, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 19, 2026, between the Company and Leerink Partners LLC.

3.1	Amended and Restated Memorandum and Articles of Association.

10.1	Investment Management Trust Agreement, dated May 19, 2026, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration and Shareholder Rights Agreement, dated May 19, 2026, by and among the Company, the Sponsor and the other parties thereto.

10.3	Private Placement Shares Purchase Agreement, dated May 19, 2026, between the Company and the Sponsor.

10.4	Form of Indemnity Agreement between the Company and each of the officers and directors of the Company.

10.5	Indemnification Agreement, dated May 19, 2026, between the Company and the Sponsor.

10.6	Letter Agreement, dated May 19, 2026, by and among the Company, the Sponsor, and each director and executive officer of the Company.

99.1	Press Release Dated May 19, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026

RESEARCH ALLIANCE CORPORATION III

By:	/s/ Matthew D. Hammond
Name:	Matthew D. Hammond
Title:	Chief Executive Officer

5